As filed with the Securities and Exchange Commission on December 23, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 December 23, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone    Incorporation   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400



The address of neither registrant has changed since the last report.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1997:

     Florida Progress issued an Investor News report dated December 23, 1997 concerning the lawsuit filed by the receiver of Mid-Continent Life Insurance Company ("MCL"), Florida Progress' insurance subsidiary, against Florida Progress as well as certain current and former officers and directors of Florida Progress and MCL. A copy of the Investor News report is being furnished herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99 Florida Progress Investor News report dated December 23, 1997 concerning the lawsuit filed by the receiver of Mid-Continent Life Insurance Company ("MCL"), Florida Progress' insurance subsidiary, against Florida Progress as well as certain current and former officers and directors of Florida Progress and MCL.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FLORIDA PROGRESS CORPORATION

                                                /s/Kenneth E. McDonald
                                            By:____________________________
                                               Kenneth E. McDonald
                                               Assistant Treasurer




Date:  December 23, 1997

                               EXHIBIT INDEX



Exhibit No.            Description of Exhibit

99 Florida Progress Investor News report dated December 23, 1997 concerning the lawsuit filed by the receiver of Mid-Continent Life Insurance Company ("MCL"), Florida Progress' insurance subsidiary, against Florida Progress as well as certain current and former officers and directors of Florida Progress and MCL.